Exhibit 99.6

Executive Officers and Directors of Altice Teads S.A.

Business Address: 1, rue Hildegard von Bingen, L-1282 Luxembourg, Grand Duchy of Luxembourg

Name:	Title:
Malo Corbin (citizen of France)	Director A
Natacha Marty (citizen of France)	Director A
Emilie Schmitz (citizen of France)	Director B

Executive Officers and Directors of Altice International S.à r.l.

Business Address: 1, rue Hildegard von Bingen, L-1282 Luxembourg, Grand Duchy of Luxembourg

Name:	Title:
Dennis Okhuijsen (citizen of the Netherlands)	Chairman of the Board of Managers and Manager
Gerrit Jan Bakker (citizen of the Netherlands)	Manager
Malo Corbin (citizen of France)	Manager
Emilie Schmitz (citizen of France)	Manager

Executive Officers and Directors of Altice Luxembourg S.A.

Business Address: 1, rue Hildegard von Bingen, L-1282 Luxembourg, Grand Duchy of Luxembourg

Name:	Title:
Dennis Okhuijsen (citizen of the Netherlands)	Chairman of the Board of Directors and Director A
Gerrit Jan Bakker (citizen of the Netherlands)	Director A
Malo Corbin (citizen of France)	Director A
Emilie Schmitz (citizen of France)	Director B

Executive Officers and Directors of Altice Group Lux S.à r.l.

Business Address: 1, rue Hildegard von Bingen, L-1282 Luxembourg, Grand Duchy of Luxembourg

Name:	Title:
Dennis Okhuijsen (citizen of the Netherlands)	Manager A
Emilie Schmitz (citizen of France)	Manager B

Executive Officers and Directors of Next Alt S.à r.l.

Business Address: 1, rue Hildegard von Bingen, L-1282 Luxembourg, Grand Duchy of Luxembourg

Name:	Title:
Patrick Drahi (citizen of Israel)	Manager A
Laurent Godineau (citizen of France)	Manager B

Executive Officers and Directors of Next Luxembourg S.C.Sp

Business Address: 1, rue Hildegard von Bingen, L-1282 Luxembourg, Grand Duchy of Luxembourg

Name:	Title:
Next Luxembourg Management GP S.à r.l.	Managing General Partner

Executive Officers and Directors of Next Luxembourg Management GP S.à r.l.

Business Address: 1, rue Hildegard von Bingen, L-1282 Luxembourg, Grand Duchy of Luxembourg

Name:	Title:
Patrick Drahi (citizen of Israel)	Manager A
Laurent Godineau (citizen of France)	Manager B